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                            WFASC MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFASC SERIES 2000-02
                             POOL PROFILE (4/26/00)

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                                           NON-RELO        Tolerance (Total)
AGGREGATE PRINCIPAL BALANCE                $125,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-May-00
INTEREST RATE RANGE                     6.750% - 9.625%
GROSS WAC                                         8.29%           (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     356           (+/- 2 month)

WACLTV                                              74%           (maximum 77%)

CALIFORNIA %                                        20%           (maximum 23%)
SINGLE LARGEST ZIP CODE CONCENTRATION                1%           (maximum  3%)

AVERAGE LOAN BALANCE                           $346,511      (maximum $350,000)
LARGEST INDIVIDUAL LOAN BALANCE                $978,541    (maximum $1,500,000)

CASH-OUT REFINANCE %                                11%          (maximum  14%)

PRIMARY RESIDENCE %                                 96%           (minimum 93%)

SINGLE-FAMILY DETACHED %                            92%           (minimum 90%)

FULL DOCUMENTATION %                                90%           (minimum 88%)

UNINSURED (greater than) 80% LTV %                   1%            (maximum 3%)

TEMPORARY BUYDOWNS                                   1%           (maximum  3%)

WEIGHTED AVERAGE FICO SCORE                         716           (minimum 713)

   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
      MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
          SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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

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                            WFASC MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFASC SERIES 2000-02
                               PRICING INFORMATION

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RATING AGENCIES                          TBD by Norwest

PASS THRU RATE                                    7.50%      7.75%
                                                  7.34%      7.56%   Est. PO WAC
ASSUMED SIZE OF PRINCIPAL ONLY CLASS              1.34%      2.15%

PRICING DATE                                  28-Apr-00

FINAL STRUCTURE DUE DATE                            TBD

SETTLEMENT DATE                               30-May-00

ASSUMED SUB LEVELS                                  AAA     4.000%
                                                     AA     2.250%
                                                      A     1.350%
                                                    BBB     0.850%
                                                     BB     0.500%
                                                      B     0.300%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-01. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                                  Brad Davis (301)846-8009
                                                 Lori Fountain (301)846-8185

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

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                            WFASC MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              WFASC SERIES 2000-02
                             POOL PROFILE (4/26/00)

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                                       -----------------    ------------------
                                              BID                Tolerance
                                       -----------------    ------------------
AGGREGATE PRINCIPAL BALANCE                $140,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-May-00
INTEREST RATE RANGE                     6.375% - 8.875%
GROSS WAC                                         7.84%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     357          (+/- 2 month)

WACLTV                                              78%          (maximum 82%)

CALIFORNIA %                                        18%          (maximum 20%)
SINGLE LARGEST ZIP CODE CONCENTRATION                2%          (maximum  5%)

AVERAGE LOAN BALANCE                           $360,853       (maximum $365,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,294,354     (maximum $1,500,000)

CASH-OUT REFINANCE %                                 0%          (maximum  2%)

PRIMARY RESIDENCE %                                100%          (minimum 97%)

SINGLE-FAMILY DETACHED %                            94%          (minimum 90%)

FULL DOCUMENTATION %                                42%          (minimum 38%)

UNINSURED (greater than) 80% LTV %                  17%          (maximum 20%)

TEMPORARY BUYDOWNS                                   0%          (maximum  2%)

WEIGHTED AVERAGE FICO SCORE                         729          (minimum 725)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

Proposed Bid Structure:
-----------------------
*    P/O and B-piece (AA-NR) will be included with deal.
*    Price should be all-in price, including P/O and B-piece.
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

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                            WFASC MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              WFASC SERIES 2000-02
                               PRICING INFORMATION

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RATING AGENCIES                            TBD by Norwest

PASS THRU RATE                                      7.50%
                                                    7.49%   Est. PO WAC
ASSUMED SIZE OF PRINCIPAL ONLY CLASS                1.74%

PRICING DATE                                    28-Apr-00

FINAL STRUCTURE DUE DATE                              TBD

SETTLEMENT DATE                                 30-May-00

ASSUMED SUB LEVELS                                    AAA                3.200%
                                                       AA                1.300%
                                                        A                0.800%
                                                      BBB                0.500%
                                                       BB                0.250%
                                                        B                0.150%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-04. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



NASCOR CONTACTS                              Brad Davis (301)846-8009
                                             Lori Fountain (301)846-8185

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